UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   December 5, 2008

Finlay Fine Jewelry Corporation

(Exact name of registrant as specified in its charter)

Delaware	33-59380	13-3287757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Fifth Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 808-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________

*	The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the terms of the indentures governing the Second Lien Notes and Third Lien Notes (each as defined below) included in Item 8.01 below and Item 1.01 of the Form 8-K filed with the Securities and Exchange Commission on December 3, 2008, as well as the related exhibits, are incorporated herein by reference.

Item 8.01	Other Events.

On November 17, 2008, Finlay Fine Jewelry Corporation (the “Company”), a Delaware corporation and wholly owned subsidiary of Finlay Enterprises, Inc., commenced a solicitation (the “Solicitation”) of consents to amend, and waivers of compliance with, certain provisions of the indenture governing its 8 3/8% Senior Notes due June 1, 2012 (the “Existing Notes”) to permit the Company to exchange its Existing Notes (the “Exchange Transaction”) for new 8.375%/8.945% Senior Secured Third Lien Notes due June 1, 2012 of the Company (the “Third Lien Notes”) and issue 11.375%/12.125% Senior Secured Second Lien Notes due June 1, 2012 (the “Second Lien Notes” and the issuance of the Second Lien Notes, together with the Exchange Transaction, the “Transactions”) to certain noteholders. The Solicitation expired at 5:00 P.M., New York City time, on November 25, 2008 and the Company received the requisite consents and waivers to consummate the Transactions.

Pursuant to the Solicitation, the Company, in its sole discretion and subject to applicable law, reserved the right to permit additional noteholders who provided their consent and waiver in the Solicitation to participate in the Transactions.

On December 5 and December 8, 2008, the Company settled exchanges of $8,684,000 and $11,094,000 principal amount of its Existing Notes, respectively, held by the remaining noteholders that validly consented in the Solicitation and requested to participate in the Transactions, for Third Lien Notes. In addition, these noteholders purchased $2,833,000 aggregate principal amount of the Company’s Second Lien Notes. The Transactions were entered into pursuant to exchange and purchase agreements substantially in the form of the exchange and purchase agreement filed as Exhibit 10.1 to Form 8-K on December 3, 2008 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINLAY FINE JEWELRY CORPORATION

Date: December 9, 2008	By:	/s/ Bruce E. Zurlnick
Bruce E. Zurlnick
Senior Vice President, Treasurer and Chief Financial Officer